                                                                    EXHIBIT 10.5

[LIGHTBRIDGE LOGO]

                               LIGHTBRIDGE, INC.
                               30 Corporate Drive
                              Burlington, MA 01803

NOTICE OF GRANT OF STOCK OPTIONS

NAME                                             OPTION NUMBER:  XXXXXXX
ADDRESS                                          PLAN:           04
CITY, STATE, ZIP

Effective Month, dd, yyyy, you have been granted a Stock Option to buy XXXXXX shares of Lightbridge, Inc. (the "Company") stock at $xxxxxx per share.

The total option price of the shares granted is $XXXXXXXXXX.
Shares in each period will become fully vested on the date shown.

The Company's usual vesting schedule for new employees is as follows:

10% vests on the date of grant; an additional 15% vests on the first anniversary of the date of grant; and the remaining 75% vests quarterly at a rate of 6.25% until fully vested.

The company's usual vesting schedule for existing employees is as follows:

10% vests on the date of grant; an additional 15% vests quarterly during the one-year period immediately following the vesting start date at a rate of 3.75% per quarter during such one-year period; and the remaining 75% vests quarterly at a rate of 6.25% until fully vested.

NOTICE, ACCESS AND CONSENT. BY YOUR SIGNATURE AND THE COMPANY'S SIGNATURE BELOW, YOU AND THE COMPANY AGREE THAT THESE OPTIONS ARE GRANTED UNDER AND GOVERNED BY THE TERMS AND CONDITIONS OF THE COMPANY'S 2004 STOCK INCENTIVE PLAN, AS AMENDED (THE "PLAN"), AND THE TERMS AND CONDITIONS OF STOCK OPTIONS, BOTH OF WHICH ARE INCORPORATED HEREIN AND MADE A PART OF THIS DOCUMENT. THE CURRENT PROSPECTUS RELATING TO THE SHARES OF COMMON STOCK OFFERED UNDER THE 2004 INCENTIVE PLAN, THE PLAN AND THE TERMS AND CONDITIONS OF STOCK OPTIONS ARE AVAILABLE ON THE COMPANY'S INTRANET WEBSITE AT WWW.INSIDE.LIGHTBRIDGE.COM AND AT WWW.OPTIONSLINK.COM AND CAN BE DOWNLOADED OR PRINTED FOR YOUR CONVENIENCE, OR PROVIDED IN WRITTEN FORM BY CONTACTING THE COMPANY'S HUMAN RESOURCES DEPARTMENT AT 30 CORPORATE DRIVE, BURLINGTON, MA 01803, 781-359-4000. BY YOUR SIGNATURE BELOW, YOU CONSENT TO THE DELIVERY OF THOSE DOCUMENTS IN THE MANNER DESCRIBED HEREIN.

___________________________________________
Chief Executive Officer, Lighthtbridge, Inc.                 ______________
                                                                 Date

___________________________________________                  _______________
Employee                                                         Date